Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 9 – Commitments and Contingencies

From time to time, the Company is involved in routine litigation that arises in the ordinary course of business. There are no pending significant legal proceedings to which the Company is a party for which management believes the ultimate outcome would have a material adverse effect on the Company's financial position. The Company maintains a head office at 23101 Lake Center Drive, Suite 100, Lake Forest, CA 92630.  This property is leased until 3/31/2018 at a rate of $ 2,636.12 / per month.